SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2025
SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT
SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

12.	SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

	2024	2025
	RMB (in millions)
Short-term bank borrowings and current portion of long-term loans (Note 17)	13,832	12,159
Exchangeable Senior Notes	3,906	4,585
Securitization debt	1,666	2,191
Other	29	400

Total	19,433	19,335

Loans from Commercial Banks
As of December 31, 2025, the Company has recorded short-term bank borrowings of RMB12.2 billion (US$1.7 billion) in the aggregate, of which RMB2.7 billion (US$387 million) were collateralized. The weighted average interest rate for the outstanding borrowings was approximately 1.5%
. As of December 31, 2025, the Company has loan facilities up to RMB6.3 billion, and has drawn down RMB1.9 billion under such facilities.
The short-term borrowings contain covenants including, among others, those related to certain financial metrics, liens, consolidation, merger and sale of the Company’s assets. The Company is in compliance with all of the loan covenants as of December 31, 2024 and 2025.
Exchangeable Senior Notes
On July 13, 2020, the Company issued exchangeable senior notes due 2027 (the “Exchangeable Senior Notes”) at an aggregate principal amount of US$500 million. The Exchangeable Senior Notes are due on July 1, 2027 and bears interest of 1.5% per annum, which will be paid semi-annually beginning on January 1, 2021. The Exchangeable Senior Notes may be converted, at an initial conversion rate of 24.7795 ADSs of H World Group Limited (formerly known as Huazhu Group Limited), or H World, per US$1,000 principal amount of the Notes (which represents an initial conversion price of US$40.36 per H World ADS) at each holder’s option. Since the exchange option is not indexed to the Company’s own stock, the scope exception prescribed in ASC
815-10-15-74
is not met and exchange option is subject to the derivative accounting. Therefore, the Company elects to account for and measures the Exchangeable Senior Notes in its entirety at fair value. As of December 31, 2024 and 2025, the fair value of the Exchangeable Senior Notes amounted to RMB3.9 billion and RMB4.6 billion (US$656 million), respectively. For the year ended December 31, 2024 and 2025, the change in fair value loss were RMB105 million and RMB861 million (US$123 million), respectively, which was recorded in “Other (expense)/income”.
Since December 31, 2022, RMB4.2
billion of Exchangeable Senior Notes are reclassified as short-term debt because the holders had a non-contingent
option to require the Company to repurchase for cash all or any portion of their Exchangeable Senior Notes on July 1, 2023. In addition, starting from July 1, 2023 to the Exchangeable Senior Notes’ maturity date, the holders have the right to exchange all or any portion of the notes for the ADSs of H World Group Limited that are held by the Company. Therefore, the Exchangeable Senior Notes remained as short-term
classification as of December 31, 2024 and 2025, respectively.
Securitization debt
As of Dec
e
mber 31, 2025, securitization debt represents the revolving debt securities which are collateralized by the receivables. The revolving debt securities have the term of less than 12 months with the annual interest rate from 1.8% to 3.1%.